Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Stephane Pilon, President, Chief Executive Officer and Chief Financial Officer, Treasurer, and Director of Brisset Beer International, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the year ended March 31, 2017 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2018                  /s/ Stephane Pilon
Name: Stephane Pilon
Title: President, Chief Executive Officer and Chief Financial Officer, Treasurer and Director
(Principal Executive, Financial, and Accounting Officer)